                         SCHEDULE TO MONTHLY NOTEHOLDERS' STATEMENT

                        MBNAseries
                         MBNA CREDIT CARD MASTER NOTE TRUST

                        MONTHLY PERIOD ENDING September 30, 2001

                           Reference is made to the 2001-D Supplement (the "Series 2001-D" Supplement), dated as of May
                        24, 2001, between MBNA America Bank, National Association, a national banking association (the
                        "Bank"), as Seller and Servicer, and The Bank of New York, as Trustee, the Indenture (the
                        "Indenture"), dated as of May 24, 2001 and the Indenture Supplement (the "Indenture
                        Supplement"), dated as of May 24, 2001 , each between MBNA Credit Card Master Note Trust, as
                        Issuer, and "The Bank of New York, as Indenture Trustee.  Terms used herein and not defined herein have the meanings ascribed to them in the 2001-D Supplement, the Indenture and the
                        Indenture Supplement, as applicable.

                           The following computations are prepared with respect to the Transfer Date of October 12, 2001 and with respect to the performance of the Trust during the related Monthly Period.

    A. Targeted deposits to Interest Funding sub-Accounts:

                                                Targeted Deposit        Actual Deposit to       Shortfall from          Interest Funding        Interest Funding
                                                to Interest             Interest Funding        earlier Monthly         sub-account Balance     sub-Account
                                                Funding                 sub-Account for         Periods                 prior to Withdrawals*   Earnings
                                                sub-Account for         applicable Monthly
                                                applicable              Period
                                                Monthly  Period

                        Class A:
                        Class A(2001-1)         $4,791,666.67           $4,791,666.67           $0.00                   $4,791,666.67           $0.00
                        Class A(2001-2)         $1,453,472.22           $1,453,472.22           $0.00                   $1,453,472.22           $0.00
                        Class A(2001-3)         $4,624,888.89           $4,624,888.89           $0.00                   $7,147,555.55           $6,904.17
                        Class A(2001-Emerald)   $9,287,812.71           $9,287,812.71           $0.00                   $79,029,645.68          $198,054.27
                        Class A(2001-4)         $310,694.44             $310,694.44             $0.00                   $310,694.44             $0.00
                        Class A Total:          $20,468,534.93          $20,468,534.93          $0.00                   $92,733,034.56          $204,958.44
                        Class B:
                        Class B(2001-1)         $751,041.67             $751,041.67             $0.00                   $751,041.67             $0.00
                        Class B(2001-2)         $1,065,052.08           $1,065,052.08           $0.00                   $1,065,052.08           $0.00
                        Class B Total:          $1,816,093.75           $1,816,093.75           $0.00                   $1,816,093.75           $0.00
                        Class C:
                        Class C(2001-1)         $882,291.67             $882,291.67             $0.00                   $882,291.67             $0.00
                        Class C(2001-2)         $360,694.44             $360,694.44             $0.00                   $360,694.44             $0.00
                        Class C(2001-3)         $2,183,333.33           $2,183,333.33           $0.00                   $2,183,333.33           $0.00
                        Class C(2001-4)         $1,251,927.08           $1,251,927.08           $0.00                   $1,251,927.08           $0.00
                        Class C Total:          $4,678,246.52           $4,678,246.52           $0.00                   $4,678,246.52           $0.00
                        Total:                  $26,962,875.20          $26,962,875.20          $0.00                   $99,227,374.83          $204,958.44

                        *  The Interest Funding Account Balance for Class A(2001-Emerald) reflects activity as of the end of the Monthly Period.

B. Interest to be paid on the corresponding Payment Date:*
                                                                                                                             Amount of interest to be
                                                CUSIP                   Interest Payment Date   Interest Rate                paid on corresponding
                                                Number

      Class A
                        Class A(2001-1)         55264TAC5               October 15, 2001        5.7500000%           $      4,791,666.67
                        Class A(2001-2)         55264TAE1               October 15, 2001        3.7375000%           $      1,453,472.22
                        Class A(2001-3)         55264TAG6               October 15, 2001        3.7840000%           $      7,147,555.55
                        Total Class A                                                                                   $    13,392,694.44
                        Class B
                        Class B(2001-1)         55264TAA9               October 15, 2001        3.8625000%           $         751,041.67
                        Class B(2001-2)         55264TAJ0               October 15, 2001        3.9325000%           $      1,065,052.08
                        Total Class B                                                                                   $      1,816,093.75
                        Class C
                        Class C(2001-1)         55264TAB7               October 15, 2001        4.5375000%           $         882,291.67
                        Class C(2001-2)         55264TAD3               October 15, 2001        4.6375000%           $         360,694.44
                        Class C(2001-3)         55264TAF8               October 15, 2001        6.5500000%           $      2,183,333.33
                        Class C(2001-4)         55264TAK7               October 15, 2001        4.6225000%           $      1,251,927.08
                        Total Class C                                                                                   $      4,678,246.52

                        *  For Interest Payment information on the Emerald Note program, refer to Exhibit B to the Class A(2001-Emerald) Terms Document.

                        C. Targeted deposits to Class C Reserve sub-Accounts:

                        Targeted Deposit to     Actual Deposit          Class C Reserve         Class C
                        Class C Reserve         to Class C              sub-Account Balance     Reserve
                        sub-Account for         Reserve                 on Transfer Date        sub-Account
                        applicable Monthly      sub-Account for         prior to withdrawals    Earnings
                        Period                  applicable
                        Monthly Period

                        NOTHING TO REPORT

D. Withdrawals to be made from the C Reserve sub-Accounts on the corresponding Transfer Date:

                        Withdrawals for         Withdrawals for         Class C Reserve
                        Interest                Principal               sub-Account Balance
                        on Transfer Date
                        after withdrawals

                        NOTHING TO REPORT

                        E. Targeted deposits to Principal Funding sub-Accounts:

                         Targeted Deposit to    Actual Deposit to       Shortfall from          Principal               Principal Funding
                        Principal Funding       Principal Funding       earlier Monthly         Funding                 sub-Account
                        sub-Account for         sub-Account for         Periods                 sub-Account             Earnings
                        applicable Monthly      applicable Monthly      Balance on
                        Period                  Period                  Transfer Date

                        NOTHING TO REPORT

F. Principal to be paid on the corresponding Principal Payment Date:

                        CUSIP Number            Principal               Amount of principal
                        Payment Date            to be paid on
                        corresponding
                        Principal Payment
                        Date

                        NOTHING TO REPORT

G.                      Stated Principal Amount, Outstanding Dollar Principal Amount and Nominal Liquidation Amount for the related Monthly
                        Period (as of the end of the prior Monthly Period):

                        Initial Dollar          Outstanding Principal   Adjusted Outstanding    Nominal Liquidation
                        Principal  Amount       Amount                  Principal Amount        Amount

                        Class A
                        Class A(2001-1)         $1,000,000,000.00       $1,000,000,000.00       $1,000,000,000.00       $1,000,000,000.00
                        Class A(2001-2)         $   500,000,000.00      $   500,000,000.00      $   500,000,000.00      $   500,000,000.00
                        Class A(2001-3)         $1,000,000,000.00       $1,000,000,000.00       $1,000,000,000.00       $1,000,000,000.00
                        Class A(2001-Emerald)   $3,200,000,000.00       $3,200,000,000.00       $3,200,000,000.00       $3,200,000,000.00
                        Class A(2001-4)         $1,000,000,000.00       $1,000,000,000.00       $1,000,000,000.00       $1,000,000,000.00

                        Total Class A:          $6,700,000,000.00       $6,700,000,000.00       $6,700,000,000.00       $6,700,000,000.00

                        Class B
                        Class B(2001-1)         $   250,000,000.00      $   250,000,000.00      $   250,000,000.00      $   250,000,000.00
                        Class B(2001-2)         $   250,000,000.00      $   250,000,000.00      $   250,000,000.00      $   250,000,000.00

                        Total Class B:          $   500,000,000.00      $   500,000,000.00      $   500,000,000.00      $   500,000,000.00

                        Class C
                        Class C(2001-1)         $   250,000,000.00      $   250,000,000.00      $   250,000,000.00      $   250,000,000.00
                        Class C(2001-2)         $   100,000,000.00      $   100,000,000.00      $   100,000,000.00      $   100,000,000.00
                        Class C(2001-3)         $   400,000,000.00      $   400,000,000.00      $   400,000,000.00      $   400,000,000.00
                        Class C(2001-4)         $   250,000,000.00      $   250,000,000.00      $   250,000,000.00      $   250,000,000.00

                        Total Class C:          $1,000,000,000.00       $1,000,000,000.00       $1,000,000,000.00       $1,000,000,000.00
                        Total:                  $8,200,000,000.00       $8,200,000,000.00       $8,200,000,000.00       $8,200,000,000.00

                        H. Class A Usage of Class B and Class C Subordinated Amounts:

                        Class A Usage of Class     Class A Usage of Class                       Cumulative Class A      Cumulative Class A
                        B Subordinated             C Subordinated Amount                        Usage of Class B        Usage of Class C
                        Amount for this            for this Monthly Period                      Subordinated Amount     Subordinated Amount
                        Monthly Period

                        NOTHING TO REPORT

                        I. Class B Usage of Class C Subordinated Amounts:

                        Class B Usage of Class C                        Cumulative Class B
                        Subordinated Amount for Usage of Class C
                        this Monthly Period     Subordinated Amount

                        NOTHING TO REPORT

                        J. Nominal Liquidation Amount for Tranches of Notes Outstanding during related Monthly Period:

                        Beginning Nominal       Increases from          Increases from          Reimbursements          Reductions due to       Reductions due to       Reductions due to       Ending Nominal
                        Liquidation Amount *    accretions on           amounts withdrawn       from Available          reallocations of        Investor                amounts on              Liquidation
                        Principal for           from the Principal      Funds                   Available Principal     Charge-Offs             deposit in the          Amount
                        Discount Notes          Funding                 Amounts                 Principal Funding
                        sub-Account in          sub-Account
                        respect of Prefunding
                        Excess Amount

                        Class A
                        Class A(2001-1)         $1,000,000,000.00       $0.00                   $0.00                   $0.00                   $0.00                   $0.00                   $0.00                   $1,000,000,000.00
                        Class A(2001-2)         $   500,000,000.00      $0.00                   $0.00                   $0.00                   $0.00                   $0.00                   $0.00                   $500,000,000.00
                        Class A(2001-3)         $1,000,000,000.00       $0.00                   $0.00                   $0.00                   $0.00                   $0.00                   $0.00                   $1,000,000,000.00
                        Class A(2001-Emerald)   $3,200,000,000.00       $0.00                   $0.00                   $0.00                   $0.00                   $0.00                   $0.00                   $3,200,000,000.00
                        Class A(2001-4)         $1,000,000,000.00       $0.00                   $0.00                   $0.00                   $0.00                   $0.00                   $0.00                   $1,000,000,000.00
                        $6,700,000,000.00       $0.00                   $0.00                   $0.00                   $0.00                   $0.00                   $0.00                   $6,700,000,000.00
                        Class B
                        Class B(2001-1)         $   250,000,000.00      $0.00                   $0.00                   $0.00                   $0.00                   $0.00                   $0.00                   $250,000,000.00
                        Class B(2001-2)         $   250,000,000.00      $0.00                   $0.00                   $0.00                   $0.00                   $0.00                   $0.00                   $250,000,000.00
                        $   500,000,000.00      $0.00                   $0.00                   $0.00                   $0.00                   $0.00                   $0.00                   $500,000,000.00
                        Class C
                        Class C(2001-1)         $   250,000,000.00      $0.00                   $0.00                   $0.00                   $0.00                   $0.00                   $0.00                   $250,000,000.00
                        Class C(2001-2)         $   100,000,000.00      $0.00                   $0.00                   $0.00                   $0.00                   $0.00                   $0.00                   $100,000,000.00
                        Class C(2001-3)         $   400,000,000.00      $0.00                   $0.00                   $0.00                   $0.00                   $0.00                   $0.00                   $400,000,000.00
                        Class C(2001-4)         $   250,000,000.00      $0.00                   $0.00                   $0.00                   $0.00                   $0.00                   $0.00                   $250,000,000.00
                        $1,000,000,000.00       $0.00                   $0.00                   $0.00                   $0.00                   $0.00                   $0.00                   $1,000,000,000.00
                         Total:                 $8,200,000,000.00       $0.00                   $0.00                   $0.00                   $0.00                   $0.00                   $0.00                   $8,200,000,000.00

                        *  The Beginning Nominal Liquidation Amount for Class A(2001-Emerald) is reported as of the end of the Monthly Period.

                        K. Excess Available Funds and 3 Month Excess Available Funds:
                        Excess Available Funds  40,045,490.82

                        Is 3 Month Excess Available Funds less than 0 ? (Yes/No)                        NO

                           IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Monthly
                        Noteholders' Statement this 5th day of October 2001.

                        MBNA AMERICA BANK,
                        NATIONAL ASSOCIATION,
                         as Beneficiary of the MBNA Credit
                        Card Master Note Trust
                         and
                         as Servicer of the MBNA Master
                        Credit Card Trust II

                                                Name:   Jack Fioravanti
                        Title:                  Senior Vice President

      MBNAseries        C-1